SCHEDULE 14A

    Proxy Statement Pursuant to Section 14(a) of the Securities Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                The Premium Portfolios on behalf of its series -
                           Growth & Income Portfolio
                (Name of Registrant as Specified In Its Charter)

                              Jennifer H. Hurford
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1.   Title of each class of securities to which transaction applies:
     __________________________________________________________________________
     2.   Aggregate number of securities to which transaction applies:
     __________________________________________________________________________
     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     __________________________________________________________________________
     4.   Proposed maximum aggregate value of transaction:
     __________________________________________________________________________
     5.   Total fee paid:
     __________________________________________________________________________

[ ]  Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid:
     __________________________________________________________________________

     2.   Form, Schedule or Registration Statement No.:
     __________________________________________________________________________

     3.   Filing Party:
     __________________________________________________________________________

     4.   Date Filed:
     __________________________________________________________________________

                          PRELIMINARY PROXY MATERIALS
                              NOT FOR DISTRIBUTION

                           GROWTH & INCOME PORTFOLIO

                               Elizabethan Square
                         George Town, Grand Cayman, BWI
                           Telephone: (345) 945-1824


                          NOTICE OF SPECIAL MEETING OF
                        HOLDERS OF BENEFICIAL INTERESTS

                            To be held July 30, 1999


     A Special Meeting of Holders of Beneficial Interests in Growth & Income Portfolio, will be held at Citicorp Center, 153 East 53rd Street, 14th Floor, New York, New York, on Friday, July 30, 1999 at 3:30 p.m., Eastern Time, for the following purposes:

     ITEM 1. To vote on the transfer by Growth & Income Portfolio of all of its assets to Large Cap Value Portfolio in exchange for interests in Large Cap Value Portfolio, followed by the dissolution of Growth & Income Portfolio.

     ITEM 2. To transact such other business as may properly come before the Special Meeting of Holders of Beneficial Interests and any adjournments thereof.

     THE BOARD OF TRUSTEES OF THE PORTFOLIO RECOMMENDS THAT YOU VOTE IN FAVOR OF ITEM 1.

     Only holders of beneficial interests of record on June 7, 1999 will be entitled to vote at the Special Meeting of Holders of Beneficial Interests and at any adjournments thereof.


                                       Philip W. Coolidge, President

July 6, 1999


     YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HElP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

                          PRELIMINARY PROXY MATERIALS
                              NOT FOR DISTRIBUTION

                           GROWTH & INCOME PORTFOLIO

                               Elizabethan Square
                         George Town, Grand Cayman, BWI
                           Telephone: (345) 945-1824


                                PROXY STATEMENT

     This Proxy Statement and Notice of Special Meeting with accompanying form of proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees of Growth & Income Portfolio, for use at a Special Meeting of Holders of Beneficial Interests in the Portfolio, or any adjournment thereof, to be held at Citicorp Center, 153 East 53rd Street, 14th Floor, New York, New York, on Friday, July 30, 1999 at 3:30 p.m., Eastern Time. The Meeting is being held to vote on a proposed transfer of all of the assets of the Portfolio and certain other matters, as described below and in the accompanying Notice of Special Meeting.

     The close of business on June 7, 1999 has been fixed as the Record Date for the determination of holders of beneficial interests entitled to notice of and to vote at the Meeting. $82,877,851 of beneficial interests in Growth & Income Portfolio were outstanding as of the close of business on the Record Date. Holders of record at the close of business on the Record Date will be entitled to vote in the proportion that their beneficial interests in the Portfolio bear to the total beneficial interests in the Portfolio.

     The Portfolio's Annual Report for the fiscal year ended October 31, 1998, including audited financial statements, has previously been sent to holders of beneficial interests and is available without charge upon request by calling the Portfolio at (345) 945-1824.

     This Proxy Statement and Notice of Special Meeting with accompanying form of proxy are being mailed by the Board of Trustees on or about July 6, 1999.

                   MANNER OF VOTING PROXIES AND VOTE REQUIRED

     If the accompanying form of proxy is executed properly and returned, interests represented by it will be voted at the Meeting in accordance with the instructions on the proxy. If no instructions are specified, all beneficial interests in the Portfolio will be voted FOR proposed Item 1. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing delivered at the Meeting or filed with the Secretary of the Portfolio.

     If sufficient votes to approve the proposed Item 1 are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those interests voted at the Meeting. When voting on a proposed adjournment, the persons named as proxies will vote all interests that they are entitled to vote with respect to Item 1 FOR the proposed adjournment, unless directed to disapprove the Item, in which case such interests will be voted against the proposed adjournment.

     The presence in person or by proxy of the holders of interests representing one-third of the outstanding beneficial interests in Growth & Income Portfolio is required to constitute a quorum at the Meeting for purposes of voting on Item 1. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as interests that are present but which have not been voted. For this reason, abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approval of Item 1.

                               GENERAL BACKGROUND

CURRENT STRUCTURE

     Growth & Income Portfolio is a master fund in a master/feeder structure. Certain feeder funds (called "Funds") with the same goals and strategies as the Portfolio invest all of their investable assets in the Portfolio. The Portfolio buys, holds and sells securities in accordance with its goals and strategies. Each Fund may withdraw its investment in the Portfolio at any time, and will do so when the Fund's Trustees believe that withdrawal would be in the best interests of the Fund's shareholders. As of April 30, 1999, the Portfolio's net assets were $81,664,452.

     Citibank, N.A. is the investment manager of the Portfolio. Citibank has delegated the daily management of Growth & Income Portfolio's securities to SSBC Fund Management, Inc. (SSBC). SSBC is an affiliate of Citibank. Citibank is entitled to receive a management fee from the Portfolio of 0.70% of the Portfolio's average daily net assets for its then-current fiscal year, minus any subadviser fee payable to SSBC.

     Citibank and SSBC also serve as manager and subadviser, respectively, of Large Cap Value Portfolio, another mutual fund that acts as a master fund. Effective July 31, 1999, Large Cap Value Portfolio will have the same investment goal as the Portfolio. Currently, ten funds invest in Large Cap Value Portfolio. SSBC manages Large Cap Value Portfolio in the same manner and style as it manages Growth & Income Portfolio. As of April 30, 1999, Large Cap Value Portfolio's net assets were $95,229,611.

     Citibank is entitled to receive a management fee from Large Cap Value Portfolio of 0.60% of the Portfolio's average daily net assets for its then-current fiscal year, minus any subadviser fee payable to SSBC.

PROPOSED TRANSFER

     Growth & Income Portfolio is proposing a transfer of its assets to Large Cap Value Portfolio. In exchange, investors in the Portfolio will receive an interest in Large Cap Value Portfolio corresponding in amount to the investor's pro rata share of Growth & Income Portfolio's contribution to Large Cap Value Portfolio. Growth & Income Portfolio will then be dissolved. After giving effect to the transfer, Citibank will continue to serve as the manager for Large Cap Value Portfolio, and SSBC will continue to serve as subadviser to Large Cap Value Portfolio.

     The transfer to Large Cap Value Portfolio will permit Growth & Income Portfolio's securities to be managed as part of a larger portfolio of securities which is subject to a lower management fee. Economies of scale may result and may benefit Portfolio investors. Also, master funds managed in the same way will effectively be combined, reducing the administrative burden on Citibank.

     The Portfolio's Trustees believe that this transaction is in the best interests of investors in the Portfolio. If approved by investors, the transaction will be implemented on July 31, 1999 (or another date selected by Citibank).

     ITEM 1. TO VOTE ON THE TRANSFER BY GROWTH & INCOME PORTFOLIO OF ALL OF ITS ASSETS TO LARGE CAP VALUE PORTFOLIO IN EXCHANGE FOR INTERESTS IN LARGE CAP VALUE PORTFOLIO, FOLLOWED BY THE DISSOLUTION OF GROWTH & INCOME PORTFOLIO.

     It is intended that proxies submitted by investors in the Portfolio not limited to the contrary will be voted in favor of Growth & Income Portfolio transferring all of its assets to Large Cap Value Portfolio. In exchange, interests in Large Cap Value Portfolio will be issued to investors in Growth & Income Portfolio. Growth & Income Portfolio will then dissolve.

     Growth & Income Portfolio's Declaration of Trust currently states that the Portfolio's Trustees have the power in their discretion without any requirement of approval by investors to invest all or a portion of the Portfolio's assets or other property in one or more investment companies to the extent not prohibited by the Investment Company Act of 1940, as amended, and exemptive orders granted under such Act. As a result, Portfolio investor approval is not required to effect the transfer of assets from Growth & Income Portfolio to Large Cap Value Portfolio. Nevertheless, the Portfolio's Board of Trustees has decided to submit this matter to Portfolio investors for approval.

     In the event that the proposal in Item 1 does not receive the requisite investor approval, the Trustees will consider possible alternatives, which might include resubmission of the proposal for approval by investors.

                                 VOTE REQUIRED

     If a quorum is present at a meeting of the Portfolio's investors, the affirmative vote of the holders of a majority of the interests in the Portfolio present, in person or by proxy, at such meeting is required for approval of the transfer of assets of the Portfolio. For purposes of voting on this transfer, holders of at least one-third of the interests in the Portfolio, present in person or by proxy, constitute a quorum.

     THE BOARD OF TRUSTEES OF GROWTH & INCOME PORTFOLIO UNANIMOUSLY RECOMMENDS THAT THE HOLDERS OF BENEFICIAL INTERESTS IN GROWTH & INCOME PORTFOLIO VOTE FOR APPROVAL OF THE PROPOSED TRANSFER TO LARGE CAP VALUE PORTFOLIO.

     ITEM 2. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OF HOLDERS OF BENEFICIAL INTERESTS AND ANY ADJOURNMENTS THEREOF.

     The management of the Portfolio knows of no other business to be presented at the Meeting. If any additional matters should be properly presented, it is intended that the enclosed proxy (if not limited to the contrary) will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

                          INTERESTS OF CERTAIN PERSONS

     As of the Record Date, the Trustees and officers of the Portfolio, individually and as a group, owned beneficially or had the right to vote less than 1% of the outstanding interests in the Portfolio or shares of any of the funds investing in the Portfolio.

     As of the Record Date, to the best knowledge of the Portfolio, the following entities beneficially owned the outstanding beneficial interests in the Portfolio:

          -------------------------- ----------------------------
                                            GROWTH & INCOME
                                               PORTFOLIO
          -------------------------- ----------------------------
            NAME OF BENEFICIAL        Beneficial     Percentage
                  OWNER               Ownership       Interest
          -------------------------- ------------ ---------------
          -------------------------- ------------ ---------------
          CitiFunds Growth &
          Income Portfolio           $59,081,616        71.29%

          -------------------------- ------------ ---------------
          CitiFunds Growth &
          Income Portfolio, Ltd.     $23,796,235       28.71%
          -------------------------- ------------ ---------------

     The address of CitiFunds Growth & Income Portfolio is 21 Milk Street, Boston Massachusetts 02109. The address of CitiFunds Growth & Income Portfolio, Ltd. is c/o Maples and Calder, P.O. Box 309, Ugland House, George Town, Grand Cayman, Cayman Islands, BWI.

                             ADDITIONAL INFORMATION

     The Portfolio is a series of The Premium Portfolios (known as the "Trust"), a diversified, open-end registered investment company organized as a New York trust under a Declaration of Trust dated as of September 13, 1993. Growth & Income Portfolio was designated as a separate series of the Trust on December 15, 1997. The mailing address of the Trust is Elizabethan Square, George Town, Grand Cayman, BWI.

     The cost of soliciting proxies in the accompanying form, which is expected to be about $2,500, will be borne by Citibank. In addition to solicitation by mail, proxies may be solicited by the Board of Trustees, officers, and regular employees and agents of the Portfolio without compensation therefor.

     The Portfolio's placement agent is CFBDS, Inc., 21 Milk Street, Boston, Massachusetts 02109. State Street Bank and Trust Company acts as custodian for the Portfolio. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110. State Street Cayman Trust Company, Ltd. provides transfer agency services to the Portfolio. The principal business address of State Street Cayman Trust Company, Ltd. is P.O. Box 2508 GT, Grand Cayman, BWI. Citibank provides administrative services to the Portfolio pursuant to a Management Agreement.

                        SUBMISSION OF CERTAIN PROPOSALS

     The Trust is a trust formed under the laws of the State of New York, and as such is not required to hold annual meetings of holders of beneficial interests, although special meetings may be called for the Portfolio, or for the Trust as a whole, for purposes such as electing Trustees or removing Trustees, changing fundamental policies, or approving an advisory contract. Proposals of holders of beneficial interests to be presented at any subsequent meeting of holders of beneficial interests must be received by the Trust at the Trust's office within a reasonable time before the proxy solicitation is made.

     YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY
PROMPTLY.


                               By Order of the Board of Trustees,

                               Philip W. Coolidge, President


July 6, 1999

                                                                       APPENDIX



                          PRELIMINARY PROXY MATERIALS
                              NOT FOR DISTRIBUTION

PROXY CARD                                                         PROXY CARD

                            GROWTH& INCOME PORTFOLIO

                  A PROXY FOR A SPECIAL MEETING OF HOLDERS OF
                 BENEFICIAL INTERESTS TO BE HELD JULY 30, 1999

     The undersigned, revoking all Proxies heretofore given, hereby appoints each of __________ and __________, or any one of them, as Proxies of the undersigned with full power of substitution, to vote on behalf of all of the undersigned all beneficial interests in Growth & Income Portfolio which the undersigned is entitled to vote at the Special Meeting of Holders of Beneficial Interests in the Portfolio to be held at Citicorp Center, 153 East 53rd Street, 14th Floor, New York, New York, on Friday, July 30, 1999 at 3:30 p.m., Eastern Time, and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present, as follows:

PROXY SOLICITED ON BEHALF OF THE PORTFOLIO'S BOARD OF TRUSTEES.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

1. The transfer by Growth & Income Portfolio of all of its assets to Large Cap Value Portfolio in exchange for interests in Large Cap Value Portfolio, followed by the dissolution of Growth & Income Portfolio.

     ______FOR                ______AGAINST            ______ABSTAIN


THE BENEFICIAL INTERESTS REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSALS FOR WHICH NO CHOICE IS INDICATED.

THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR AnY ADJOURNMENT THEREOF.

Date:---------------
                                    -----------------------------------
                                    Signature

                                    -----------------------------------
                                    Signature of joint owner, if any

NOTE:  PLEASE SIGN EXACTLY AS YoUR NAME(S) APPEAR ON THIS CARD

When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return in the enclosed envelope.